AMENDMENT TO SECURED 8% CONVERTIBLE PROMISSORY NOTES

THIS AMENDMENT (this "Amendment") to Secured 8% Convertible Promissory Notes (the "Notes") is made as of March 21, 2007, by and between Calypte Biomedical Corporation, a Delaware corporation (the "Company"), and SF Capital Partners Ltd. (the “Investor”). If there is any inconsistency between the terms of this Amendment and any other agreement referenced herein, the terms of this Amendment will govern.

WHEREAS, the Company and the Investor are parties to (i) the Securities Purchase Agreement dated May 28, 2004 (the “Securities Purchase Agreement”) among the Company and the investors signatory thereto ( “Investors I”), pursuant to which the Company issued and sold to Investors I, and Investors I purchased from the Company, certain shares and warrants pursuant to the terms set forth in the Securities Purchase Agreement, (ii) the Amendment to Securities Purchase Agreement dated April 4, 2005 (the “Amendment to Securities Purchase Agreement”) among the Company and Investors I, pursuant to which Investors I received certain anti-dilution entitlements and new entitlements, including, without limitation, certain warrants (the “2004 Amendment Warrants”) pursuant to the terms set forth in the Amendment to Securities Purchase Agreement, (iii) the Purchase Agreement dated as of April 4, 2005 (the "Purchase Agreement") among the Company and the investors signatory thereto ( “Investors II”), pursuant to which the Company issued and sold to Investors II, and Investors II purchased from the Company, certain secured 8% convertible promissory notes, which included the Notes, Series A warrants (the “2005 Series A Warrants”) and Series B warrants (the “2005 Series B Warrants”) pursuant to the terms set forth in the Purchase Agreement, and (iv) the letter agreement dated July 7, 2006 (the “Letter Agreement”) between the Company and the Investor, pursuant to which the 2004 Warrants and the 2004 Amendment Warrants were amended to lower their exercise price from $0.45 to $0.15 for a period of time commencing through and including July 21, 2006, after which time the exercise price reverted back to $0.45 (the “2005 Amendment Warrants”) and to issue to the Investor an additional warrant equal to 50% of the aggregate amount of the 2005 Amendment Warrants exercised before July 21, 2006 (the “2006 Additional Warrant”);

WHEREAS, the parties now desire to change the maturity date (the “Maturity Date”) of the Notes issued by the Company to the Investor pursuant to the Purchase Agreement in the initial principal amount of $4,000,000 in accordance with the provisions set forth in Section 15(f) of the Notes and Section 6.4 of the Purchase Agreement;

WHEREAS, in consideration of the foregoing, the Company agrees to lower the exercise price of the Investor’s currently outstanding warrants, which consist of 2005 Series A Warrants, 2005 Series B Warrants, and 2006 Additional Warrant (collectively, the “Warrants”), which equal an aggregate of 21,491,666 shares of the Company’s common stock (the “Warrant Shares”), as follows: the Exercise Price of 40% of the Warrants Shares, equaling 8,596,666 Warrant Shares from the 2005 Series A Warrant will be lowered to $0.03 per Warrant Share and the Exercise Price of 60% of the Warrant Shares, equaling 12,775,000 Warrant Shares, from the Series A Warrant, Series B Warrant, 2005 Amendment Warrant and 2006 Additional Warrant, will be lowered to $0.10 per Warrant Share, all as more particularly set forth on Schedule 1 attached hereto, and to change the expiration date of the 2006 Additional Warrant to coincide with the change of the Maturity Date of the Notes; and

WHEREAS, the parties agree to amend and modify the 2006 Additional Warrant to delete the provision of piggyback registration rights from the 2006 Additional Warrant.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investor agree as follows:

1. All references in the Notes to the due date of “April 3, 2007” are hereby amended to “April 3, 2009.”

2. The Expiration Date (as defined in the 2006 Additional Warrant) is hereby amended to April 3, 2009.

3. The Warrants are hereby amended to lower the exercise prices as more specifically set forth in Schedule 1 and in the amended warrants, which are attached hereto as Exhibit A, Exhibit B-1, Exhibit B-2, Exhibit C, and Exhibit D and to delete the provision of piggyback registration rights from the 2006 Additional Warrant.

4. Except for the amendments provided for herein, the Notes and the Warrants shall remain unchanged and in full force and effect.

5. This Amendment may be executed in counterparts, each of which shall be deemed to be an original, but which together shall be deemed to be one and the same instrument.

6. This Amendment shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the conflicts of law principles thereof.

[Signature Pages Follow]

[SIGNATURE PAGE FOR THE COMPANY]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

CALYPTE BIOMEDICAL CORPORATION

By:
Richard D. Brounstein Executive Vice President
Title

[SIGNATURE PAGE FOR THE INVESTOR]

IN WITNESS WHEREOF, the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

SF Capital Partners Ltd.
Name of Investor

By:
Signature

Its:
Title

Calypte Biomedical Corporation
SF CAPITAL WARRANTS
SCHEDULE 1
2007 Warrant Repricing

SF Capital Partners	Warrant	Issue	Expiration		Current Warrants		March 2007 Repricing
Holder	No.	Date	Date	Source	Shares	Price	Shares	Price
Exhibit A	05-016	30-Jun-05	28-May-09	2004 PIPE Anti-Dilution new warrants	408,333	$0.325	408,333	$0.10
Exhibit B-1	05-001	04-Apr-05	03-Apr-10	April '05 Notes - Series A Warrants	13,333,333	$0.325	8,596,666	$0.03
Exhibit B-2						$0.325	4,736,667	$0.10
Exhibit C	05-006	04-Apr-05	03-Apr-10	April '05 Notes - Series B Warrants	6,000,000	$0.325	6,000,000	$0.10
Exhibit D	06-002	03-Aug-06	03-Apr-09	2006 Additional Warrants	1,750,000	$0.25	1,750,000	$0.10
					21,491,666		21,491,666